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                                                                    Exhibit 99.4

                            LINE OF CREDIT AGREEMENT

         This Line of Credit Agreement (this "Agreement") is dated as of March 28, 2003 by and between Digilog, Inc., a Pennsylvania corporation ("Debtor") and Alethea Limited Partnership, a Delaware limited partnership ("Lender").

         WHEREAS, the Debtor seeks to establish a line of credit with the Lender, and the Lender desires to extend funds to the Debtor through a line of credit, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

         Section 1.        The Line of Credit and the Note.

                  A. Subject to the terms and conditions of this Agreement, the Lender hereby offers, and the Debtor hereby accepts, a line of credit for the Debtor (the "Line of Credit"), pursuant to which the Debtor may borrow up to an aggregate of One Million Dollars ($1,000,000) (the "Credit Limit") during the Term thereof (as defined below). Advances under the Line of Credit shall be made by the Lender in accordance with the terms set forth in this Agreement, and the repayment obligations incurred by such advances shall be represented by the term promissory note, dated as of the date hereof, issued by the Debtor to the Lender in the form of Exhibit A hereto in the original principal amount of up to One Million Dollars ($1,000,000) (the "Note").

                  B.       Advances and Repayments.
                           ------------------------

                           (i)      ADVANCES. At any time commencing on the date
hereof and throughout the Term (as defined in Section 1(C) below), the Debtor may request advances to be made to it under the Line of Credit by sending written notice to the Lender at its address appearing in the "Notices" section hereof, indicating the total amount of funds sought in such advance (each such request, a "Draw"). The minimum amount in any Draw requested by the Debtor shall be at least One Hundred Thousand Dollars ($100,000). Within three Business Days of its receipt of such notice from the Debtor, the Lender shall advance to the Debtor an amount equal to the requested Draw. Simultaneously with advancing such funds to the Debtor, the Lender shall have the right to notate on the SCHEDULE A attached to the Note, the amount of money advanced by it pursuant to such Draw, together with the sum total of all advances made by the Lender under the Line of Credit through such date. In the absence of manifest error, the Schedule attached to the Note shall be deemed a conclusive accounting of the sums advanced to the Debtor.

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                                    (a)      For purposes of this Agreement, a
"Business Day" shall mean any day on which commercial banks located in Florida are required or permitted by law to be open for the purpose of conducting commercial banking business.

                           (ii)     Repayments. The Debtor shall have the right
at any time during the Term to repay any or all of the principal amounts outstanding under the Line of Credit, provided that the minimum amount of any repayment shall be at least One Hundred Thousand Dollars ($100,000) and that such repayment is accompanied by all accrued and unpaid interest thereon and other amounts (if any) incurred in connection therewith through the date of repayment. There shall be no penalty or premium assessed with respect to any repayment of principal prior to the Maturity Date (as defined below). The Debtor shall give notice of any repayment to the Lender at least three Business Days in advance of such repayment, indicating therein the total amount being repaid and the anticipated repayment date. On such repayment date, the Debtor shall repay to the account of the Lender the total amount being repaid. Upon its receipt of a repayment, the Lender shall have the right to notate on the Schedule A attached to the Note, the amount of money so repaid, together with the sum total of all repayments made through such date. In the absence of manifest error, the Schedule attached to the Note shall be deemed a conclusive accounting of the sums repaid by the Debtor.

                  C. The Term. The Debtor may request Draws under the Line of Credit, in amounts up to the Credit Limit, at any time and from time to time after the date hereof and through the first anniversary of the date hereof (the "Maturity Date", and the period extending from date hereof through the Maturity Date, the "Term" of the Line of Credit). Unless earlier accelerated in accordance with Section 4(A)(i) hereof, on the Maturity Date, all outstanding advances made hereunder, together with all interest accrued thereon and all other amounts (if any) incurred in connection therewith, shall be due and payable in full to the Lender.

                  D. The Guarantee. The prompt payment and performance of all of the obligations of the Debtor under the Line of Credit and the Note shall be guaranteed by Numerex Corp., a Pennsylvania corporation and the parent corporation of the Debtor ("Numerex") pursuant to the terms of a Guarantee in the form of Exhibit B hereto (the "Guarantee"), to be executed and delivered simultaneously herewith.

                  E. Security for the Obligations. Simultaneously with the execution and delivery hereof, the Debtor and Numerex shall execute and deliver to the Lender a security and pledge agreement in the form of Exhibit C hereto (the "Security and Pledge Agreement"). Pursuant to the Security and Pledge Agreement, the Debtor and Numerex shall provide the collateral described therein as security for the obligations to the Lender under the Line of Credit and the Note.

         Section 2.        Other Terms and Conditions of the Line of Credit.

                  A.       Interest.

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                           (i)      Interest Rate. Subject to subsection (iii)
below, from the date hereof through and including the Maturity Date, interest shall accrue on all outstanding Draws advanced under the Line of Credit from time to time at a fixed rate equal to ten percent (10%) per annum (the "Interest Rate"). Interest shall be calculated on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.

                           (ii)     Monthly Interest. Interest accrued hereunder
shall be payable by the Debtor to the Lender in cash monthly in arrears, for each month or portion thereof during which balances were outstanding hereunder. Interest shall be due and payable on the first day of each month or, if such day is not a Business Day, on the next succeeding Business Day (with interest accrued through such date). The Lender shall have the right but not the obligation, at its sole discretion, to waive receipt of its monthly interest payment due hereunder by written notice thereof to the Debtor. In such an occurrence, with no Event of Default hereunder, interest payable to the Lender for that month shall be capitalized, and interest shall thereafter accrue thereon at the Interest Rate through the Maturity Date, at which time such deferred payment plus all accrued and unpaid interest thereon shall be due and payable. Interest accruing on such deferred payment shall be combined with, and payable on the same date as, all other monthly interest payable to the Lender hereunder.

                           (iii)    Default Interest Rate. After the occurrence
and during the continuation of an Event of Default (as defined in Section 4 below), additional interest shall accrue on the outstanding principal balance due under the Line of Credit at a rate equal to one and one-half percent (1.5%) per month in excess of the Interest Rate. Interest accruing under this Section 2(A)(iii) shall be due and payable in cash upon demand by the Lender.

                           (iv)     Maximum Interest Rate. Notwithstanding
anything contained herein to the contrary, if a court of competent jurisdiction determines in a final order that the rate of interest payable under the Line of Credit exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable thereunder is less than the Maximum Lawful Rate, the Debtor shall continue to pay interest at the Maximum Lawful Rate until such time as the total interest received by the Lender is equal to the total interest that would have been received had the interest rate payable under the Line of Credit been (but for the operation of this paragraph) the interest rate payable since the date hereof as otherwise provided by the terms hereof. Thereafter, interest shall be paid at the rate(s) of interest and in the manner provided in this Section 2(A) unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by the Lender pursuant to the terms hereof exceed the amount that it could lawfully have received had the interest due under the Line of Credit been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 2(A)(iv), a court of competent jurisdiction shall finally determine that the Lender has received interest in excess of the Maximum Lawful Rate, the Lender shall, to the extent permitted by applicable law, promptly apply such excess to the outstanding principal

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balance due under the Note and thereafter shall refund any excess to the Debtor or as a court of competent jurisdiction may otherwise order.

                  B. Fees. There shall be no commitment fee payable in connection with this Line of Credit, nor shall there be any unused facility fee payable in the event that less than all of the funds available under the Line of Credit are drawn.

                  C. Use of Proceeds. The Debtor shall apply all advances received under the Line of Credit for general corporate purposes, and shall specifically be permitted to use any proceeds hereunder to pay dividends or make loans to its sole shareholder, at the Debtor's discretion. No proceeds shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

                  D. General Payment Terms. All amounts advanced under the Line of Credit, together with all accrued interest thereon and other amounts, if any, incurred thereunder or in connection therewith, shall be due and payable on the Maturity Date. All payments shall be made in lawful money of the United States of America in immediately available funds to such bank account as the Lender shall specify in writing to the Debtor. The Debtor shall make payments under the Line of Credit not later than 1:00 p.m. (Eastern Standard Time) on the Maturity Date or such earlier repayment date, as applicable. All amounts received by the Lender shall be applied first, to any costs or expenses due to it pursuant to the terms hereof or in enforcement of its rights in respect hereof, second, to accrued interest, and third to unpaid principal. Failure to pay any balances outstanding under the Line of Credit promptly when due shall entitle the Lender to exercise any remedies specified herein, under the Guarantee, the Security and Pledge Agreement, the UCC (as defined hereinafter), or that may be otherwise available at law or in equity.

                           (i)      For purposes of this Agreement, "UCC" shall
mean the Uniform Commercial Code as in effect from time to time in the State of Florida.

         Section 3. Affirmative Covenants. From the date of this Agreement and during the Term hereof or until such time as all amounts due hereunder and under the Note shall be paid in full, each of the Debtor and Numerex agrees that it shall, and Numerex shall cause its subsidiaries to:

                  A.       maintain their corporate existence and names;

                  B. comply with all applicable laws, statutes, orders, judgments, decrees, injunctions, rules, regulations, franchises, permits, authorizations and other requirements, except where the failure to so comply could not reasonably be expected to have a material adverse effect on the assets, operations, business, condition (financial or otherwise), results of operations or prospects of the Debtor, Numerex and Numerex's other subsidiaries, considered as a whole, or on the Debtor's ability to perform its obligations hereunder and under the Note (a "Material Adverse Effect");

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                  C.       maintain their properties in reasonably good working
order;

                  D. promptly pay all taxes, assessments, claims and other governmental charges which, if unpaid, might cause a lien to be imposed on their respective properties;

                  E. maintain all insurance on their properties in accordance with standard industry practices;

                  F. keep books of account reflecting true and complete entries of all their dealings and transactions; and

                  G. provide written notice to the Lender of any event which constitutes, or with the passage of time or giving of notice would constitute, an Event of Default hereunder or could otherwise give rise to a Material Adverse Effect.

         Section 4.        Events of Default.

                  A. Each of the following shall constitute an Event of Default hereunder, whatever the reason for such event and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                           (i)      subject to the granting of a waiver under
Section 2(A)(ii) hereof, the failure of the Debtor to pay any principal, interest or other amount incurred under the Line of Credit when due; or

                           (ii)     the Debtor shall violate or be in default
under any other provision of this Agreement, the Note, or the Security and Pledge Agreement which violation or breach shall not be cured within thirty (30) days after notice thereof is received by the Debtor from the Lender; or

                           (iii)    Numerex shall be in default under any
provision of the Guarantee or the Security and Pledge Agreement, which default shall not be cured within thirty (30) days after notice thereof is received by Numerex from the Lender; or

                           (iv)     the Debtor or Numerex shall fail to pay its
debts generally as they come due, shall make an assignment for the benefit of creditors, or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or

                           (v)      an involuntary petition shall be filed under
any bankruptcy statute against the Debtor or Numerex, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) shall be appointed to take possession, custody, or control of any of the Debtor's or Numerex's properties, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment or an order for relief shall be entered in any such involuntary action; or

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                           (vi)     the Debtor or Numerex (a) shall fail to make
any payment when due (whether by scheduled maturity, required prepayment, acceleration or otherwise) with respect to any other material indebtedness, or
(b) shall otherwise default under any agreement relating to its indebtedness, and the effect of such default is (1) to cause such indebtedness to become due prior to the stated maturity thereof, (2) the imposition of a lien on, or a seizure of, a material portion of the Debtor's or Numerex's assets; or

                           (vii)    the Debtor or Numerex shall become subject
to a nonappealable judgment or judgments which, considered individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

                           (viii)   the Debtor shall at any time after the date
hereof issue or incur any indebtedness ranking senior to the Note, or the Debtor shall repay, prior to the Maturity Date, any indebtedness subordinate to the Note, in each case without the prior written consent of the Lender; or

                           (ix)     the Debtor or Numerex shall undergo a Change
of Control (as defined below), or the shareholders of the Debtor or Numerex shall approve any transaction, the effect of which is to cause a Change of Control of the Debtor or Numerex, respectively.

                                    (a)      For purposes of this Agreement,
"Change of Control" shall mean any of the following:

                                             (1)      any 'person' or 'group'
(within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) shall become the `beneficial owner(s)' (as defined in said Rule 13d-3) of shares of stock of the Debtor or of Numerex, either directly or indirectly, that entitle such holder to control more than fifty percent (50%) of the voting stock of the Debtor or of Numerex;

                                             (2)      approval by the
stockholders of the Debtor or of Numerex, or the consummation of, any merger, reorganization, consolidation, share exchange, recapitalization, restructuring or other business combination in which the Debtor or Numerex, as applicable, is not the surviving party;

                                             (3)      the sale, assignment,
lease or other disposition (whether in one transaction or a series of transactions) of all or substantially all of the assets of the Debtor or of Numerex; or

                                             (4)      a majority of the board of
directors of the Debtor or of Numerex incumbent as of the date hereof, or their duly elected successors, shall cease to be directors of the Debtor or of Numerex, respectively.

         Section 5.        Remedies on Default

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                  A.       Declaration of Default. Except as set forth in
Sections 5(A)(i) below, an Event of Default shall exist under the Line of Credit and the remedies hereunder shall be triggered at such time as the Lender shall so declare in writing to the Debtor.

                           (i)      The Lender shall not be obligated to declare
the occurrence of an Event of Default hereunder with respect to the events described in Sections 4(A)(iii) and (iv) hereof, upon the occurrence of which an Event of Default shall exist hereunder immediately and automatically, without further notice, demand or action of any kind on behalf of any party.

                  B. Available Remedies. Upon the occurrence and during the continuation of an Event of Default, the Lender may do any or all of the following:

                           (i)      the Lender shall have the right to declare
all balances outstanding under the Note or arising hereunder, immediately due and payable in full, except that upon the occurrence of an Event of Default as described in Sections 4(A)(iii) and (iv), all such balances shall immediately and automatically become due and payable, without notice, demand, presentment or action of any kind by the Lender, all of which are hereby waived by the Debtor;

                           (ii)     the Lender shall have the right to seek
satisfaction from Numerex of any of the Debtor's outstanding obligations pursuant to the terms of the Guarantee;

                           (iii)    the Lender shall have the right to exercise
any or all of the remedies specified under the Security and Pledge Agreement;
and

                           (iv)     the Lender may exercise any or all of its
rights and remedies under law (including, without limitation, all remedies provided under the UCC) or in equity.

                  C. Non-Exclusive Remedies. No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy now or hereafter existing at law or in equity or by statute.

                  D. General. All of the Debtor's obligations hereunder and under the Note are absolute and unconditional. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Lender, it shall not be necessary to give any notice, and the Debtor hereby expressly waives presentment, demand, protest or notice of any kind. To the fullest extent permitted by law, the Debtor will not plead, claim or take any benefit or advantage of any statute, law, rule or regulation would could prohibit, delay or forgive the Debtor from paying any or all amounts arising hereunder or under the Note, or which may affect the enforceability of any of the covenants and agreements set forth herein.

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         Section 6.        Miscellaneous.

                  A. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be effective
(i) if given by certified U.S. mail, upon the date so certified as delivered;
(ii) if given by overnight courier, on the next Business Day; (iii) if given by hand-delivery, upon such delivery; (iv) if given by email, upon electronic notification of delivery; or (iv) if given by facsimile, upon receipt of successful transmission. Notices hereunder shall be mailed or faxed as follows:

         If to the Lender:          Alethea Limited Partnership
                                    4193 Las Palmas Way
                                    Sarasota, FL 34238
                                    Attention: Mr. Stratton Nicolaides
                                    Facsimile: (941) 925-9302

         If to the Debtor:          Digilog, Inc.
                                    1600 Parkwood Circle
                                    Atlanta, GA 30339
                                    Attention: President
                                    Facsimile: (770) 693-5951

         If to Numerex:             Numerex Corp.
                                    1600 Parkwood Circle
                                    Atlanta, GA 30339
                                    Attention: President
                                    Facsimile: (770) 693-5951

         with a copy to:            Andrew J. Ryan, Esq.
                                    Salisbury & Ryan
                                    1325 Avenue of the Americas
                                    New York, NY 10019
                                    Facsimile: (212) 977-4668

                  B. No Waiver. No delay or failure on the part of the Lender to exercise any right, power or privilege granted under this Agreement or the Note or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against the Lender unless made in writing and signed by the Lender, and then only to the extent expressly specified therein.

                  C. Expenses. Provided that the Lender is in compliance with all of its obligations under this Line of Credit Agreement, the Debtor agrees to pay all of the reasonable costs and expenses incurred by the Lender (including but not limited to the fees and disbursements of its counsel) based upon, arising out of or in any way related to the Lender's relationship with the Debtor or any of the Debtor's affiliates, including but not limited to the enforcement of the

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Lender's rights under this Agreement, the Note, the Guarantee or the Security and Pledge Agreement.

                  D. Amendments. No provision of this Agreement or the Note may be amended or waived unless in writing and consent to by the Lender.

                  E. Successors and Assigns. The provisions of this Agreement and the Note shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective permitted successors and assigns. The Debtor may not assign or otherwise transfer any of its duties or obligations hereunder or under the Note to any person or entity without the prior written consent of the Lender. The Lender shall have the right to transfer and assign any or all of its obligations and rights hereunder and under the Note to any party without the consent of (but with notice to) the Debtor.

         F. Governing Law. The provisions hereof shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflict of law principles thereof.

         G. CONSENT TO JURISDICTION. THE DEBTOR EXPRESS AND IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT OR THE NOTE REFERENCED HEREIN SHALL BE BROUGHT IN THE STATE OR DISTRICT COURTS OF THE STATE OF FLORIDA AND THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY SUCH SUIT OR ACTION BY SERVICE OF PROCESS AS PROVIDED BY FLORIDA LAW. THE DEBTOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE LENDER AND THE DEBTOR AGREE THAT FINAL JUDGMENT IN ANY SUCH CIVIL SUIT OR ACTION SHALL BE CONCLUSIVE AND BINDING UPON IT AND SHALL BE ENFORCEABLE AGAINST IT BY SUIT UPON SUCH JUDGMENT IN ANY COURT OF COMPETENT JURISDICTION.

         H. WAIVER OF JURY TRIAL. THE LENDER AND THE DEBTOR KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE GUARANTEE, THE SECURITY AND PLEDGE AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE DEBTOR. THIS PROVISION IS A MATERIAL

INDUCEMENT FOR THE LENDER AGREEING TO ENTER INTO THIS AGREEMENT AND ACQUIRE THE NOTE. FURTHER, THE LENDER AND THE DEBTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF EITHER OF THEM, NOR THE COUNSEL OF EITHER OF THEM, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                  I. WAIVER OF DEMAND. THE DEBTOR HEREBY EXPRESSLY WAIVES ANY PRESENTMENT, DEMAND, PROTEST OR NOTICE IN CONNECTION WITH THIS AGREEMENT OR THE NOTE, AS ANY MAY BE NOW OR HEREAFTER REQUIRED BY APPLICABLE LAW.

                  J. Further Assurances. The Debtor shall promptly cure any defects in the creation, issuance and delivery of this Agreement and the Note. The Debtor shall, at its expense, promptly execute and deliver to the Lender upon request, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the parties hereunder, or to correct any omissions herein or in the Note, or to state more fully the obligations and agreements arising hereunder, or to obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

                            [signature page follows]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned as of the date set forth above.

                                    DIGILOG, INC.

                                    By: /s/ Michael Marrett
                                        ----------------------------------------
                                    Name:  Michael Marrett
                                    Title: [Executive Vice President

                                    NUMEREX CORP.

                                    By: /s/ Michael Marrett
                                        ----------------------------------------
                                    Name: Michael Marrett
                                    Title: Executive Vice President

                                    ALETHEA LIMITED PARTNERSHIP

                                    By: Jovan, Inc., its General Partner

                                        By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                        Name:  Stratton Nicolaides
                                        Title: Chairman